[SB]Smith Barney
[MF]Mutual Funds



Your Serious Money. Professionally Managed./SM/




P   R   O   S   P   E   C   T   U   S

Oregon
Municipals Fund

Class A, B, L and Y Shares
--------------------------------
August 28, 2000








---------------------------------------------------------------------------
INVESTMENT PRODUCTS:  NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
---------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Oregon Municipals Fund

 Contents

Investments, risks and performance..........................................   2
More on the fund's investments..............................................   7
Management..................................................................   8
Choosing a class of shares to buy...........................................   9
Comparing the fund's classes................................................  10

Sales charges...............................................................  11
More about deferred sales charges...........................................  13
Buying shares...............................................................  14
Exchanging shares...........................................................  15
Redeeming shares............................................................  17
Other things to know about share transactions...............................  19
Dividends, distributions and taxes..........................................  21
Share price.................................................................  22
Financial highlights........................................................  23

                                                       Smith Barney Mutual Funds

 Investments, risks and performance

Investment objective
The fund seeks to provide Oregon investors with as high a level of dividend income exempt from federal income tax and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital.

Principal investment strategies
Key investments The fund invests at least 80% of its net assets in municipal securities, and at least 65% of the aggregate principal amount of its invest-ments in Oregon municipal securities. Oregon municipal securities include secu-rities issued by the State of Oregon and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from Oregon personal income taxes.

The fund invests primarily in intermediate-term and long-term investment grade municipal securities, which have remaining maturities at the time of purchase of from three to more than twenty years. Investment grade securities are rated in any of the four highest long-term rating categories, or if unrated, of com-parable quality. The fund may invest up to 25% of its assets in below invest-ment grade securities or unrated securities of equivalent quality (commonly known as "junk bonds").

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting indi-vidual securities, the manager:

 . Uses fundamental credit analysis to estimate the relative value and attrac-tiveness of various securities and sectors and to exploit opportunities in the municipal bond market
 . May trade between general obligation and revenue bonds and among various rev-enue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
 . Considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer, its sector and interest rates
 . Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Oregon Municipals Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . Interest rates rise, causing the value of the fund's portfolio to decline
 . The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
 . Oregon municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Ore-gon municipal issuers
 . Unfavorable legislation affects the tax-exempt status of municipal bonds
 . The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund's income distributions may be, and distri-butions of the fund's gains generally will be, subject to federal and Oregon state taxation. The fund may realize taxable gains on the sale of its securi-ties or on transactions in futures contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will be taxable to investors in states other than Oregon.

The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more sus-ceptible to negative events affecting those issuers.

Who may want to invest The fund may be an appropriate investment if you are an Oregon taxpayer and:

 . Are in a high federal tax bracket, seeking income exempt from Oregon and fed-
  eral taxation
 . Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
 . Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state

                                                       Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each full calendar year since the fund's inception. Class B, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class A Shares

                                 [BAR CHART]

                           95                19.15%
                           96                 3.87%
                           97                10.19%
                           98                 5.78%
                           99                (4.22)%

                       Calendar years ended December 31


Quarterly returns:
Highest: 7.97% in 1st quarter 1995; Lowest: (2.21)% in 2nd quarter 1999 Year to date: (4.66)% through 6/30/00

Oregon Municipals Fund

Risk return table
This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown with that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unman-aged index of municipal bonds and the Lipper Oregon Municipal Fund Average (the "Lipper Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1999

Class           1 year  5 years 10 years Since inception Inception date
 A              (8.02)%  5.80%    n/a         5.68%         05/23/94
 B              (8.82)%  5.98%    n/a         5.92%         05/23/94
 L              (6.60)%   n/a     n/a         4.22%         05/16/95
 Y**              n/a     n/a     n/a          n/a          11/07/94
Lehman Index    (2.06)%  6.91%    n/a         5.91%            *
Lipper Average  (4.43)%  5.79%    n/a         4.84%            *

 * Index comparisons begin on 5/31/94.
** There were no Class Y shares outstanding for the calendar year ended Decem-ber 31, 1999.

                                                       Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(fees paid directly from your investment)   Class A Class B Class L  Class Y
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)                   4.00%    None   1.00%     None
Maximum deferred sales charge (load)
(as a % of the lower of net asset value at
purchase or redemption)                      None*   4.50%   1.00%     None

                         Annual fund operating expenses
(expenses deducted from fund assets)        Class A Class B Class L Class Y**
Management fee***                            0.50%   0.50%   0.50%    0.50%
Distribution and service (12b-1) fees        0.15%   0.65%   0.70%     None
Other expenses                               0.33%   0.34%   0.33%    0.33%
                                             -----   -----   -----    -----
Total annual fund operating expenses***      0.98%   1.49%   1.53%    0.83%

*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**For Class Y shares, which had not been offered prior to April 30, 2000, "Other expenses" have been estimated for the fiscal year ending April 30, 2001. ***Because the manager has agreed to limit total annual fund operating expenses, actual expenses were:

                                      Class A Class B Class L
Management fee                         0.35    0.35    0.35
Total annual fund operating expenses   0.83    1.35    1.39

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge
 .The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5 years 10 years
Class A (with or without redemption)    $496   $700    $920    $1,553
Class B (redemption at end of period)   $602   $771    $913    $1,642
Class B (no redemption)                 $152   $471    $813    $1,646
Class L (redemption at end of period)   $354   $579    $926    $1,905
Class L (no redemption)                 $254   $579    $926    $1,905
Class Y (with or without redemption)    $ 85   $265    $460    $1,025

Oregon Municipals Fund

 More on the fund's investments

Oregon municipal securities Oregon municipal securities include debt obliga-tions issued by certain non-Oregon governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on Oregon municipal securities is exempt from federal income tax and Oregon personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Oregon municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value. The fund also may invest up to 20% of its net assets in municipal securities of non-Oregon issuers. These will generally be exempt from federal, but not Ore-gon, income taxes.

Below investment grade securities Below investment grade securities, also known as "junk bonds", are considered speculative with respect to the issuer's abil-ity to pay interest and principal, involve a high risk of loss and are suscep-tible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and they are less liquid than investment grade debt securities.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

 . To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
 . As a substitute for buying or selling securities

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in futures can have a big impact on a fund's interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures if changes in their value do not correspond accurately to changes in the value of the fund's hold-ings. The other parties to certain futures present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                           Smith Barney Mutual Funds

 Management

Manager The fund's investment adviser and administrator is SSB Citi Fund Man-agement LLC ("SSB Citi") (successor to SSBC Fund Management Inc.), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Peter M. Coffey, investment officer of SSB Citi and managing director of Salo-mon Smith Barney has been responsible for the day-to-day management of the fund's portfolio since its inception. Mr. Coffey has over 31 years of securi-ties business experience.

Management fees During the fiscal year ended April 30, 2000, the manager received an advisory fee and an administrative fee equal to 0.21% and 0.14%, respectively, of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or share-holder servicing activities out of its past profits and other available sourc-es. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. SSB Citi or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will per-form certain functions including shareholder record keeping and accounting services.

Oregon Municipals Fund

 Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 . If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
 . For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
 . Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long-term invest-ors.

You may buy shares from:
 . A broker-dealer, financial intermediary, financial institution or a distribu-tor's financial consultants (each called a "Service Agent")

 . The fund, but only if you are investing through certain Service Agents.

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                 Initial           Additional
                                       Classes A, B, L   Class Y   All Classes
General                                    $1,000      $15 million     $50
Monthly Systematic Investment Plans          $25           n/a         $25
Quarterly Systematic Investment Plans        $50           n/a         $50
Uniform Gift to Minor Accounts              $250       $15 million     $50

                                                       Smith Barney Mutual Funds

 Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Serv-ice Agent may receive different compensation depending upon which class you choose.

                           Class A     Class B     Class L     Class Y
Key features             .Initial    .No initial .Initial    .No initial
                          sales       sales       sales       or
                          charge      charge      charge is   deferred
                          .You may    .Deferred   lower than  sales
                          qualify     sales       Class A     charge
                          for reduc-  charge      .Deferred   .Must
                          tion or     declines    sales       invest at
                          waiver of   over time   charge for  least $5
                          initial     .Converts   only 1      million
                          sales       to Class A  year        .Lower
                          charge      after 8     .Does not   annual
                          .Lower      years       convert to  expenses
                          annual      .Higher     Class A     than the
                          expenses    annual      .Higher     other
                          than Class  expenses    annual      classes
                          B and       than Class  expenses
                          Class L     A           than Class
                                                  A
------------------------------------------------------------------------
Initial sales charge     Up to       None        1.00%       None
                         4.00%;
                         reduced for
                         large pur-
                         chases and
                         waived for
                         certain
                         investors.
                         No charge
                         for pur-
                         chases of
                         $500,000 or
                         more
------------------------------------------------------------------------
Deferred sales charge    1.00% on    Up to 4.50% 1.00% if    None
                         purchases   charged     you redeem
                         of $500,000 when you    within 1
                         or more if  redeem      year of
                         you redeem  shares. The purchase
                         within 1    charge is
                         year of     reduced
                         purchase    over time
                                     and there
                                     is no
                                     deferred
                                     sales
                                     charge
                                     after 6
                                     years
------------------------------------------------------------------------
Annual distribution and  0.15% of    0.65% of    0.70% of    None
service fees             average     average     average
                         daily net   daily net   daily net
                         assets      assets      assets
------------------------------------------------------------------------
Exchangeable into*       Class A     Class B     Class L     Class Y
                         shares of   shares of   shares of   shares of
                         most Smith  most Smith  most Smith  most Smith
                         Barney      Barney      Barney      Barney
                         funds       funds       funds       funds
------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.

Oregon Municipals Fund

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensa-tion that is paid out of the sales charge. This compensation includes commis-sions and other fees which Service Agents that sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares sold by them

                                      Sales Charge as a % of:
                                                        Dealers'
                                                        Reallowance
                                           Net          as % of
                                 Offering  amount       offering
Amount of purchase               price (%) invested (%) price
Less than $25,000                  4.00        4.17        3.60
$25,000 but less than $50,000      3.50        3.63        3.15
$50,000 but less than $100,000     3.00        3.09        2.70
$100,000 but less than $250,000    2.50        2.56        2.25
$250,000 but less than $500,000    1.50        1.52        1.35
$500,000 or more                    -0-         -0-         -0-

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege - lets you combine the current value of Class A shares owned

 .by you, or
 .by members of your immediate family,

                                                       Smith Barney Mutual Funds
and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 . Employees of NASD members
 . Investors participating in a fee-based program sponsored by certain broker-
  dealers affiliated with Citigroup
 . Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase    1st  2nd 3rd 4th 5th 6th through 8th
Deferred sales charge  4.5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares they are servicing.

Oregon Municipals Fund

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:                          Shares issued:     Shares issued:
At initial                              On reinvestment of Upon exchange from
purchase                                dividends and      another Smith
                                        distributions      Barney fund
Eight years after the date of purchase  In same proportion On the date the
                                        as the number of   shares originally
                                        Class B shares     acquired would
                                        converting is to   have converted
                                        total Class B      into Class A
                                        shares you own     shares
                                        (excluding shares
                                        issued as a divi-
                                        dend)

Class L shares
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 . Shares exchanged for shares of another Smith Barney fund
 . Shares representing reinvested distributions and dividends
 . Shares no longer subject to the deferred sales charge

                                                       Smith Barney Mutual Funds

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 . On payments made through certain systematic withdrawal plans
 . For involuntary redemptions of small account balances
 . For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

 Buying shares

     Through a   You should contact your Service Agent to open a brokerage
 Service Agent   account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:
                 . Class of shares being bought
                 . Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------
   Through the   Certain investors who are clients of certain Service Agents
          fund   are eligible to buy shares directly from the fund.

                 . Write the fund at the following address:
                      Smith Barney Oregon Municipals Fund
                      (Specify class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, Rhode Island 02940-9699

Oregon Municipals Fund

                 . Enclose a check to pay for the shares. For initial pur-
                   chases, complete and send an account application.
                 . For more information, call the transfer agent at 1-800-451-
                   2010.

     Through a   You may authorize your Service Agent or the sub-transfer
    systematic   agent to transfer funds automatically from (i) a regular bank
    investment   account, (ii) cash held in a brokerage account opened with a
          plan   Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                 . Amounts transferred should be at least: $25 monthly or $50 quarterly
                 . If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the transfer agent or consult the SAI.

 Exchanging shares

  Smith Barney   You should contact your Service Agent to exchange into other
      offers a   Smith Barney funds. Be sure to read the prospectus of the
   distinctive   Smith Barney fund you are exchanging into. An exchange is a
     family of   taxable transaction.
         funds
   tailored to   . You may exchange shares only for shares of the same class
 help meet the     of another Smith Barney fund. Not all Smith Barney funds
 varying needs     offer all classes.
 of both large
     and small   . Not all Smith Barney funds may be offered in your state of
     investors     residence. Contact your Service Agent or the transfer agent for further information.
                 . You must meet the minimum investment amount for each fund
                   (except for systematic investment plan exchanges).
                 . If you hold share certificates, the transfer agent must
                   receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.








                                                       Smith Barney Mutual Funds

                 . The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------
     Waiver of   Your shares will not be subject to an initial sales charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any) will continue to be mea-
                 sured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you
                 will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------
  By telephone   If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the trans-fer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                 (Eastern time).

                 You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
       By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Oregon Municipals Fund

 Redeeming shares

     Generally   Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemp-tion proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
       By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                      Smith Barney Oregon Municipals Fund
                      (Specify class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, Rhode Island 02940-9699

                 Your written request must provide the following:

                 . The fund and account number
                 . The class of shares and the dollar amount or number of
                   shares to be redeemed
                 . Signatures of each owner exactly as the account is regis-
                   tered

                                                       Smith Barney Mutual Funds

--------------------------------------------------------------------------------
  By telephone
                 If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
                 Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must sub-
                 mit a new authorization form to change the bank account des-
                 ignated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer (ACH).
--------------------------------------------------------------------------------
     Automatic   You can arrange for the automatic redemption of a portion of
          cash   your shares on a monthly or quarterly basis. To qualify you
    withdrawal   must own shares of the fund with a value of at least $10,000
         plans   and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 . Your shares must not be represented by certificates . All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

Oregon Municipals Fund

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

 . Name of the fund
 . Account number
 . Class of shares being bought, exchanged or redeemed
 . Dollar amount or number of shares being bought, exchanged or redeemed . Signature of each owner exactly as the account is registered

The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 . Are redeeming over $50,000 of shares
 . Are sending signed share certificates or stock powers to the sub-transfer agent
 . Instruct the sub-transfer agent to mail the check to an address different from the one on your account
 . Changed your account registration
 . Want the check paid to someone other than the account owner(s)
 . Are transferring the redemption proceeds to an account with a different reg-istration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 . Suspend the offering of shares
 . Waive or change minimum and additional investment amounts
 . Reject any purchase or exchange order
 . Change, revoke or suspend the exchange privilege
 . Suspend telephone transactions

                                                       Smith Barney Mutual Funds

 . Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission
 . Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

Oregon Municipals Fund

 Dividends, distributions and taxes

Dividends The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typi-cally in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain dis-tributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alterna-tively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

Transaction              Federal tax status           Oregon tax status
Redemption or exchange   Usually capital              Usually capital gain
of shares                gain or loss; long-term only or loss
                         if shares owned
                         more than one year

Long-term capital gain   Taxable gain                 Taxable gain
distributions

Short-term capital gain  Ordinary income              Ordinary income
distributions
Dividends                Exempt if from               Exempt if from
                         interest on tax-exempt       interest on Oregon
                         securities, otherwise        municipal securities,
                         ordinary income              otherwise ordinary
                                                      income

Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distribu-tions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of

                                                       Smith Barney Mutual Funds
shares during the previous year. If you do not provide the fund with your cor-rect taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

Generally, the fund's investments are valued by an independent pricing service. If market quotations or a valuation from the pricing service is not readily available or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining fair value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of busi-ness.

Oregon Municipals Fund

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is pres-ent for Class Y shares because no class Y shares were outstanding during these fiscal years.

 For a Class A share of beneficial interest outstanding throughout each year ended April 30

                                 2000(/1/)  1999(/1/)    1998     1997    1996
-------------------------------------------------------------------------------
 Net asset value, beginning of
 year                             $ 10.87    $ 10.76  $ 10.27  $ 10.26  $10.09
-------------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income(/2/)          0.51       0.49     0.53     0.54    0.55
 Net realized and unrealized
 gain (loss)                        (0.84)      0.20     0.48     0.16    0.22
-------------------------------------------------------------------------------
 Total income (loss) from
 operations                         (0.33)      0.69     1.01     0.70    0.77
-------------------------------------------------------------------------------
 Less distributions from:
 Net investment income              (0.50)     (0.49)   (0.52)   (0.54)  (0.54)
 Net realized gain                  (0.02)     (0.09)      --    (0.13)  (0.06)
 Excess of net realized gain           --         --       --    (0.02)     --
-------------------------------------------------------------------------------
 Total distributions                (0.52)     (0.58)   (0.52)   (0.69)  (0.60)
-------------------------------------------------------------------------------
 Net asset value, end of year     $ 10.02    $ 10.87  $ 10.76  $ 10.27  $10.26
-------------------------------------------------------------------------------
 Total return                       (3.01)%     6.56%    9.97%    7.01%   7.70%
-------------------------------------------------------------------------------
 Net assets, end of year
 (000)'s                          $14,272    $15,994  $12,371   $9,769  $7,520
-------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses(/2/)                       0.83%      0.87%    0.65%    0.65%   0.66%
 Net investment income               5.02       4.49     4.96     5.21    5.21
-------------------------------------------------------------------------------
 Portfolio turnover rate               81%        28%      49%      37%     75%
-------------------------------------------------------------------------------

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2000. In addition, the investment adviser has reimbursed the fund for $53,166 and $85,446 in expenses for the years ended April 30, 1997 and 1996, respectively. If such fees had not been waived and expenses not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                            Expense Ratios
              Per Share Decreases        Without Fee Waivers
           to Net Investment Income       and Reimbursements
          2000  1999  1998  1997  1996 2000  1999  1998  1997  1996
--------------------------------------------------------------------
Class A  $0.02 $0.01 $0.05 $0.07 $0.11 0.98% 0.99% 1.12% 1.41% 1.75%
--------------------------------------------------------------------

                                                       Smith Barney Mutual Funds

 For a Class B share of beneficial interest outstanding throughout each year ended April 30:

                              2000(/1/)    1999(/1/)    1998     1997    1996
------------------------------------------------------------------------------
 Net asset value,
 beginning of year         $ 10.85      $ 10.75      $ 10.26  $ 10.25  $10.09
------------------------------------------------------------------------------
 Income (loss) from
 operations:
 Net investment
 income(/2/)                  0.46         0.43         0.48     0.48    0.49
 Net realized and
 unrealized gain (loss)      (0.84)        0.20         0.48     0.17    0.22
------------------------------------------------------------------------------
 Total income (loss) from
 operations                  (0.38)        0.63         0.96     0.65    0.71
------------------------------------------------------------------------------
 Less distributions from:
 Net investment income       (0.45)       (0.44)       (0.47)   (0.49)  (0.49)
 Net realized gains          (0.02)       (0.09)          --    (0.13)  (0.06)
 Capital                        --           --           --    (0.02)     --
------------------------------------------------------------------------------
 Total distributions         (0.47)       (0.53)       (0.47)   (0.64)  (0.55)
------------------------------------------------------------------------------
 Net asset value, end of
 year                      $ 10.00      $ 10.85      $ 10.75  $ 10.26  $10.25
------------------------------------------------------------------------------
 Total return                (3.52)%       5.94%        9.43%    6.48%   7.09%
------------------------------------------------------------------------------
 Net assets, end of year
 (000)'s                   $16,199      $19,833      $16,691  $13,184  $9,861
------------------------------------------------------------------------------
 Ratios to average net
 assets:
 Expenses(/2/)                1.35%        1.39%        1.17%    1.17%   1.21%
 Net investment income        4.49         3.97         4.44     4.69    4.62
------------------------------------------------------------------------------
 Portfolio turnover rate        81%          28%          49%      37%     75%
------------------------------------------------------------------------------

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2000. In addition, the investment adviser has reimbursed the fund for $53,166 and $85,446 in expenses for the years ended April 30, 1997 and 1996, respectively. If such fees had not been waived and expenses not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                            Expense Ratios
              Per Share Decreases        Without Fee Waivers
           to Net Investment Income       and Reimbursements
          2000  1999  1998  1997  1996 2000  1999  1998  1997  1996
--------------------------------------------------------------------
Class B  $0.02 $0.01 $0.05 $0.07 $0.11 1.49% 1.51% 1.63% 1.93% 2.29%
--------------------------------------------------------------------

Oregon Municipals Fund

 For a Class L shares of beneficial interest outstanding throughout each year ended April 30, except where noted:

                           2000(/1/)  1999(/1/)(/2/)   1998    1997  1996(/3/)
-------------------------------------------------------------------------------
 Net asset value,
 beginning of year          $10.86        $10.76     $10.27  $10.26   $10.28
-------------------------------------------------------------------------------
 Income (loss) from
 operations:
 Net investment
 income(/4/)                  0.46          0.43       0.47    0.47     0.45
 Net realized and
 unrealized gain (loss)      (0.84)         0.20       0.48    0.17     0.06
-------------------------------------------------------------------------------
 Total income (loss) from
 operations                  (0.38)         0.63       0.95    0.64     0.51
-------------------------------------------------------------------------------
 Less distributions from:
 Net investment income       (0.45)        (0.44)     (0.46)  (0.48)   (0.47)
 Net realized gain           (0.02)        (0.09)        --   (0.13)   (0.06)
 Excess of net realized
 gain                           --            --         --   (0.02)      --
-------------------------------------------------------------------------------
 Total distributions         (0.47)        (0.53)     (0.46)  (0.63)   (0.53)
-------------------------------------------------------------------------------
 Net asset value, end of
 year                       $10.01        $10.86     $10.76  $10.27   $10.26
-------------------------------------------------------------------------------
 Total return                (3.55)%        5.90%      9.38%   6.43%    4.99%++
-------------------------------------------------------------------------------
 Net assets, end of year
 (000)'s                    $2,997        $3,157     $2,110    $913     $614
-------------------------------------------------------------------------------
 Ratios to average net
 assets:
 Expenses(/4/)                1.39%         1.43%      1.21%   1.21%    1.25%+
 Net investment income        4.46          3.94       4.39    4.66     4.80+
-------------------------------------------------------------------------------
 Portfolio turnover rate        81%           28%        49%     37%      75%
-------------------------------------------------------------------------------

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) On June 12, 1998, Class C shares were renamed Class L shares.
(/3/) For the period from May 16, 1995 (inception date) to April 30, 1996. (/4/) The investment adviser and administrator waived all or part of their fees for the four years ended April 30, 2000 and the period ended April 30, 1996. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the year ended April 30, 1997 and the period ended April 30, 1996, respectively. If such fees had not been waived and expenses not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been follows:

                                            Expense Ratios
              Per Share Decreases        Without Fee Waivers
           to Net Investment Income       and Reimbursements
          2000  1999  1998  1997  1996 2000  1999  1998  1997  1996
---------------------------------------------------------------------
Class L  $0.02 $0.01 $0.04 $0.06 $0.10 1.53% 1.55% 1.67% 1.96% 2.38%+
---------------------------------------------------------------------

++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

                                                       Smith Barney Mutual Funds

[SB] Smith Barney
[MF] Mutual Funds

Your Serious Money. Professionally Managed./SM/

Oregon
Municipals Fund

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that significantly affected the fund's performance during its last fiscal year end or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site Our web site is located at www.smithbarney.com

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commis-sion's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

(Investment Company Act
file no. 811-7149)
FD0543 8/00